Exhibit 99.2

HPT HSD Properties Trust
c/o Hospitality Properties Trust
400 Centre Street
Newton, MA 02458
tel: 617-964-8389
Fax: 617-969-5730

June 18, 2007

BRE/Homestead Villages, L.L.C.	VIA FAX 732-363-7183 and FEDEX
c/o DL-DW Holdings LLC and
The Lightstone Group, LLC
326 Third Street
Lakewood, NJ 08701
Attn: Mr. Michael Schurer, Chief Financial Officer

RE:          Notice of Event of Default and Lease Termination

Ladies and Gentlemen:

Reference is made to a Lease Agreement dated February 23, 1999 by and between HPT HSD Properties Trust and HVI(2) Incorporated and to a Guaranty Agreement of the same date by Homestead Village Incorporated to HPT HSD Properties Trust and Hospitality Properties Trust, each as amended since then.

The above referenced documents concern a lease (the “Lease”) of 18 Homestead Village hotels from HPT HSD Properties Trust (the “Landlord”), a wholly owned subsidiary of Hospitality Properties Trust, to BRE/Homestead Village LLC, as successor in interest to HVI(2) Incorporated (the “Tenant”).  The circumstances giving rise to this Event of Default and Lease termination are as follows:

•             Section 16.1 of the Lease prohibits a change of control of the Tenant without the Landlord’s discretionary consent except in certain circumstances, including the Tenant’s having a net worth after such change of control in excess of $250 million and the Tenant’s giving “Landlord twenty (20) days prior Notice of such transaction together with such evidence regarding the satisfaction of the conditions [i.e., the $250 million net worth requirement] as Landlord may reasonably require”.

•             On May 21, 2007, the Tenant notified the Landlord that the Tenant had entered an agreement which would cause a change of control of the Tenant.  This notice stated that the Landlord’s consent was not required for the proposed transaction but acknowledged that it did not include evidence by which the Landlord might reasonably conclude that the conditions for a change of control would be satisfied.  This notice stated that such evidence would be forthcoming.  A copy of this notice is attached hereto as Exhibit 1.

•             On May 24, 2007, the Landlord responded to the Tenant’s notice and requested that the evidence of net worth required by Section 16.1 of the Lease be provided.  A copy of this response is attached hereto as Exhibit 2.

•             By letters dated June 5, 2007 from an attorney and from DL-DW Holdings, LLC, certain documents were provided to the Landlord which assert that the Tenant’s pro forma net worth upon conclusion of the change of control may satisfy the net worth requirement of Lease Section 16.1.  Copies of these letters (with enclosures) are attached as Exhibit 3.

•             By letter dated June 13, 2007, the Landlord requested clarification and additional evidence of Section 16.1 compliance.  A copy of this letter from the Landlord to DL-DW Holdings LLC and its attorney (with copies to the Tenant) is attached as Exhibit 4.

•             On June 14, 2007, the Landlord learned that a change of control of the Tenant may have occurred and the Landlord wrote to DL-DW Holdings LLC, to the Tenant and to their respective attorneys requesting

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information about this change of control.  A copy of this letter is attached as Exhibit 5.

•             On June 15, 2007, DL-DW Holdings, LLC and its parent entity, the Lightstone Group, LLC, acknowledged that it had consummated a change of control of the Tenant on June 11, 2007, i.e., within six days after any purported evidence of compliance required by Lease Section 16.1 was first delivered to the Landlord.  A copy of this letter is attached hereto as Exhibit 6.

     The foregoing facts establish that the Tenant and its current parents, DL-DW Holdings LLC and The Lightstone Group LLC, have intentionally violated the Lease by not providing evidence of the Tenant’s net worth reasonably required by the Landlord at least twenty (20) days prior to the transaction causing the change of control.  This Event of Default, as defined in the Lease, is not susceptible of cure.  Accordingly, Landlord hereby declares the Lease terminated pursuant to Lease Section 12.1.

If you are interested to discuss these matters, including the procedures which may be employed to mitigate the Tenant’s obligations for hold over rent and damages, please contact my assistant Ms. Irv-Anne Paul (direct dial: 617-796-8154) to arrange a mutually convenient time for a meeting at HPT’s offices.  Please also notify Ms. Paul concerning who will represent the Tenant at this meeting, as the Landlord will need to arrange to have its attorneys present if Tenant will be represented by attorneys.  Obviously, if we do not hear from you, HPT will proceed as may be authorized in the Lease and the Guaranty, and according to applicable law.

Very truly yours,
/s/ John G. Murray
John G. Murray
President of HPT HSD
Properties Trust and
Hospitality Properties Trust

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cc:		Nahal A. Nellis	Via FEDEX and FAX: 212-698-3599
Associate
Dechert LLP
30 Rockefeller Plaza
New York, NY 10112-2200
		HVI (2) LLC	Via FEDEX and FAX: 212-583-5726
BRE/Homestead Village LLC
c/o Blackstone Real Estate Acquisition #III LLC
345 Park Avenue, 32nd floor
New York, NY 10154
Attn: Jonathan D. Gray
		Simpson Thacher & Bartlett	Via FEDEX and FAX: 212-455-2502
425 Lexington Avenue
New York, NY 10017
	Attn:	Gregory J. Ressa
Sasan Mehrara

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Exhibit 1

HVI (2), LLC
BRE/HOMESTEAD VILLAGE L.L.C.
c/o Blackstone Real Estate Acquisitions III L.L.C.
345 Park Avenue, 32nd Floor
New York, NY 10154

May 21, 2007

BY FAX & FEDERAL EXPRESS

HPT HSD Properties Trust
c/o Hospitality Properties Trust
400 Centre Street
Newton, Massachusetts 02458
Attn: John G. Murray
Fax: (617) 969-5730

Re:                               Lease Agreement, dated as of February 23, 1999, by and between HPT HSD Properties Trust (“Landlord”) and HVI (2) Incorporated, as amended by First Amendment, dated as of May 17, 2002, by and between Landlord and HVI (2), LLC (“Tenant”) (as amended, the “Lease”)

Dear Mr. Murray:

On April 17, 2007, BHAC IV, L.L.C., BRE/HV Holdings L.L.C. and DL-DW Holdings LLC (“DL-DW”) entered into an agreement of purchase and sale (the “Purchase Agreement”), pursuant to which DL-DW or an entity designated by DL-DW will acquire the membership interests in BRE/Homestead Village L.L.C. (“Guarantor”) and BHAC Capital IV, L.L.C., each a Delaware limited liability company (the “Purchase Transaction”). The closing of the Purchase Transaction is expected to occur no earlier than 20 days after the date of this letter.

Pursuant to Section 16.1 of the Lease, this letter constitutes notice by Guarantor and Tenant with respect to the Purchase Transaction. Following the consummation of the Purchase Transaction, Guarantor will continue to (i) hold the 100% direct membership interest in Tenant and (ii) have a Net Worth (as defined in the Lease) in excess of $250,000,000. Guarantor will be prepared to present a certificate of such requisite Net Worth prepared by Michael Schurer, Chief Financial Officer of DL-DW and The Lightstone Group, LLC, prior to the closing of the Purchase Transaction. We believe that no further action need be taken with respect to the Guaranty dated as of February 23, 1999 as Guarantor will continue to be fully obligated thereunder.

[Signature Page to HPT Lease Notice]

If you have any questions, please feel free to contact counsel for Tenant and Guarantor, Caylin E. Navo, at (212) 455-7658 or cnavo@stblaw.com or counsel for DL-DW, Richard Goldberg, at (212) 649-8740 or richard.goldberg@dechert.com, or Nahal Nellis at (212) 649-8701 or nahal.nellis@dechert.com.

[Signature Page to HPT Lease Notice]

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Very truly yours,
HVI (2), LLC
By:	/s/ Jonathan D. Gray
Name: Jonathan D. Gray
Title: Senior Managing Director
BRE/HOMESTEAD VILLAGE L.L.C.
By:	/s/ Jonathan D. Gray
Name: Jonathan D. Gray
Title: Senior Managing Director and Vice President

cc:	Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109
Attn: Sander E. Ash and Alexander A. Notopoulos

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Exhibit 2

Murray, John

From:	Navo, Caylin E [cnavo@stblaw.com]
Sent:	Thursday, May 24, 2007 5:42 PM
To:	Murray, John
Cc:	Mehrara, Sasan S
Subject:	RE: HPT Lease - HVI (2)

Thank you, John, for your prompt response. Lightstone is working on the net worth statement and I will forward it as soon as it is available.

As part of this process and once you are comfortable with their net worth, we will also ask that you release that letter of credit that you mention below.

If we do not speak before the holiday weekend, have a great one and we will be in touch next week!

Caylin

-----Original Message-----

From:	Murray, John [mailto:jmurray@reitmr.com]
Sent:	Thursday, May 24, 2007 5:38 PM
To:	Navo, Caylin E
Subject:	RE: HPT Lease - HVI (2)

Caylin,

Thank you for this.

We are interested to see the net worth information as BRE/Homestead LLC posted a letter of credit with us as security for the guaranty when the net worth dropped below the required level. I’m a little surprised to see that Lightstone or their affiliates would be putting real equity into this entity based on the word on the street regarding the extent of the leverage and some debt-like preferreds I have heard about. Often what you hear and what is real are different so we will wait to see the net worth calculations when they are available.

I look forward to working with you on this.

John Murray

From:	Navo, Caylin E [mailto:cnavo@stblaw.com]
Sent:	Monday, May 21, 2007 4:01 PM
To:	Murray, John; sash@sandw.com
Cc:	Mehrara, Sasan S
Subject:	HPT Lease - HVI (2)

John and Sander,

We are sending the attached notice to you today by fax and federal express in connection with the sale of BRE/Homestead Village L.L.C. from Blackstone to The Lightstone Group. I understand that you previously worked with Sas Mehrara in my office to get comfortable with the sale of the Homestead Company to Blackstone back in 2001.

We are available to walk you through the logistics of this transaction and Lightstone is preparing the necessary net worth deliveries, which will be forwarded to you under separate cover.

Please do not hesitate to contact me with any questions or concerns that you may have.

Best Regards,
Caylin

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Caylin E. Navo
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Tel:         (212) 455-7658
Fax:         (212) 455-2502
cnavo@stblaw.com

NOTICE

This e-mail message is intended only for the named recipient(s) above.

It may contain confidential information that is privileged or that constitutes attorney work product. If you are not the intended recipient, you are hereby notified that any dissemination, distribution or copying of this e-mail and any attachment(s) is strictly prohibited.

If you have received this e-mail in error, please immediately notify the sender by replying to this e-mail and delete the message and any attachment(s) from your system. Thank you.

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Exhibit 3

Dechert LLP

June 5, 2007

BY FEDERAL EXPRESS

HPT HSD Properties Trust
c/o Hospitality Properties Trust
400 Centre Street
Newton, Massachusetts 02458
Attention: John G. Murray

Re:                               Lease Agreement, dated as of February 23, 1999, by and between HPT HSD Properties Trust (“Landlord”) and HVI (2) Incorporated, as amended by First Amendment, dated as of May 17, 2002, by and between Landlord and HVI (2), LLC (as amended, the “Lease”)

Dear John:

In connection with the notice sent by Blackstone relating to the sale by Blackstone of BRE/Homestead Village L.L.C., enclosed please find the correspondence and a certification on behalf of Michael Schurer, the Chief Financial Officer of each of DL-DW Holdings LLC, the Buyer of the Extended Stay Hotels, and The Lightstone Group, LLC. The enclosed. correspondence and a certification includes a report by Amper, Politziner & Mattia, P.C., the accountants for Lightstone and the Buyer, as well as a Pro Forma Consolidated Opening Balance Sheet and a Calculation of Net Worth.

We are also sending the enclosed correspondence and certification, report and financial information to you today by fax.

Please do not hesitate to contact us regarding the attached. We look forward to working with you.

Sincerely,

/s/ Nahal A. Nellis
Nahal A. Nellis
Associate
Encl. (1)

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DL-DW Holdings LLC
c/o The Lightstone. Group
326 Third Street
Lakewood, NJ 08701

June 5, 2007

BY FAX & FEDERAL. EXPRESS

HPT HSD Properties Trust.
c/o Hospitality Properties Trust
400 Centre Street
Newton, Massachusetts 02458
Attn: John G. Murray
Fax: (617) 338-2880

Re:                               Lease Agreement, dated as of February 23, 1999, by and between HPT HSD Properties Trust (“Landlord”) and HVI. (2) Incorporated, as amended by First Amendment, dated as of May 17, 2002, by and between Landlord and HVI (2), LLC (as amended, the “Lease”)

Dear Mr. Murray:

The undersigned hereby certifies that the Net Worth (as defined below) of BRE/Homestead Village L.L.C. following the consummation of the transaction described in the Purchase Agreement (as defined below) will be in excess of $250,000,000. As used herein, “Net Worth” has the definition set forth in the. Lease, and “Purchase Agreement” means the Agreement of Purchase and Sale, dated as of April .17, 2007, and as amended, by and among BHAC IV, L.L.C. and BRE/HV Holdings L.L.C. and DL-DW Holdings LLC. The foregoing certification is based upon the valuation from Amper, Politziner & Mattia attached as Exhibit A hereto.

DL-DW Holdings LLC, based upon the foregoing, Section 16.1 of the Lease and Section 3.6 of the Guaranty Agreement, dated February 23, 1999, by and among the Landlord, Hospitality Properties Trust and Homestead Village Incorporated, as amended by the Assumption of Guaranty, dated November 20, 2001, by BRE/Homestead Village L.L.C., hereby requests the Landlord and Hospitality Properties Trust to release that certain Irrevocable Standby Letter of Credit, dated as of February 4, 2004, from Blackstone Hospitality Acquisitions III L.L.C., a Delaware limited liability company (“BHA”), for the benefit of Landlord and Hospitality Properties Trust, in the amount of $15,960,000 (the “Letter of Credit”), as of the Closing (as defined in the Purchase Agreement), and for such Letter of Credit to be returned to BHA.

Very truly yours,

DL-DW HOLDINGS LLC

By:	/s/ Michael Schurer
Name: Michael Schurer
Title: Chief Financial Officer

cc:                                 Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109
Attn: Sander E. Ash and Alexander A. Notopoulos

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017
Attn: Gregory J. Ressa and Sasan Mehrara

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EXHIBIT A
REPORT OF AMPER, POLITZINER & MATTIA

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AMPER, POLITZINER & MATTIA, P.C.
Certified Public Accountants and Consultants

INDEPENDENT ACCOUNTANT’S REPORT ON APPLYING
AGREED-UPON PROCEDURES

DL-DW Holdings LLC
CIO Lightstone Group
326 Third Street
Lakewood; NJ 08701

We have performed the procedures enumerated below, which were agreed to by DL-DW Holdings LLC (“DL-DW”), solely to assist you in evaluating computations supporting your proposed affiliates’ compliance with the net worth requirement as set forth in Article 16.1(ii) of the Lease Agreement between HPT HSD Properties Trust (“HPT Inc.”), as landlord and HVI (2) Incorporated, (a wholly owned subsidiary of Homestead Village Incorporated), as tenant dated February 23, 1999 (the “Lease Agreement”). Management of DL-DW has advised us that Article 16.1(ii) of the Lease Agreement, among other things, provides that an assignment of the Lease Agreement does not require the landlord’s consent with respect to any transaction involving Homestead Village Incorporated (“Homestead Village”), if Homestead Village or its successor entity, following consummation of the applicable transaction, has a net worth in excess of two hundred fifty million dollars ($250,000,000) (“Net Worth Requirement”). DL-DW management has informed us that it is contemplating a proposed business combination, (“Proposed Combination”), as further defined in the preliminary agreement dated April 17, 2007, whereby BRE/Homestead Village LLC (“BRE/Homestead”), the successor entity to Homestead Village, will remain as the successor entity. Homestead Village and its successor entity are responsible for determining compliance with the Lease Agreement.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of those parties specified in this report. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

The procedures that we performed and our findings are as follows

1.                                       We obtained and read (a) Article 16.1(ii) of the Lease Agreement, and (b) the Agreement of Purchase and Sale among BHAV IV, L.L.C. and BRE/HV Holdings L.L.C., as Sellers, and DL-DW Holdings LLC, as Buyer, dated as of April 17, 2007.

2.                                       We obtained the BRE/Homestead Pro Forma Consolidated Opening Balance Sheet (Appendix I) as a result of the Proposed Combination (“Opening Balance Sheet”) estimated as of June 11, 2007 from DL-DW management. DL-DW management has informed us that the Opening Balance Sheet estimated as of June 11, 2007 has been prepared in accordance with accounting principles generally accepted in the United States of America. We proved the arithmetic accuracy of the Opening Balance Sheet.

3.                                       We obtained a supporting schedule from DL-DW management reflecting the consideration paid to the seller, liabilities assumed, expected transaction costs and anticipated financing required to consummate the Proposed Combination and DL-DW management’s preliminary allocation of purchase price to the fair value of assets acquired and liabilities assumed of BRE/Homestead that will result from the Proposed Combination. We agreed the amounts shown in Column B of the Opening Balance Sheet (Appendix I) to the amounts on this supporting schedule and noted that they were in agreement.

4.                                       We obtained the DL-DW Calculation of Estimated Excess Net Worth from DL-DW management, included as Appendix II. We agreed the amount shown as “Net Worth Per Pro Forma Consolidated Balance Sheet” on Appendix II to the amount shown as “Net Worth” on the Opening Balance Sheet (Appendix I) in Column C.

5.                                       We agreed the amount shown as “Net Worth Requirement” on Appendix II to the Net Worth. Requirement set forth in Section 16.1(ii) of the Lease Agreement.

6.                                       We recalculated the amount shown as “Estimated excess net worth” on Appendix II.

We were not engaged to, and did not, perform an examination or an audit, the objective of which would be the expression of an opinion on the computations supporting BRE/Homestead’s compliance with the Lease Agreement’s Net Worth Requirement or the Opening Balance Sheet. Accordingly, we do not express such an opinion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information use of DL-DW and its proposed affiliates and HPT Inc. and its affiliates and is not intended to be and should not be used by anyone other than these specified parties.

/s/ Amper, Politziner & Mattia, P.C.

June 5, 2007

Appendix 1
BRE/Homestead Village LLC and Subsidiaries
Pro Forma Consolidated Opening Balance Sheet
June 11, 2007
(dollars in thousands)

	Column A	Column B	Column C
	Net Working Capital Adjustment At Closing	Adjustments to Record Acquisition	Estimated Opening Balance Sheet
	(a)	(b)	(c)
Assets:
Cash	$12,700	$—	$12,700
Other current assets	9,700	—	9,700
Owned property assets, net	(14,860)	1,514,071	1,499,211
Investment in ESI	—	344,265	344,265
Leased property assets		106,183	106,183
Deferred financing costs and other assets	16,660	49,167	65,827
Total Assets	$24,200	$2,013,686	$2,037,886
Liabilities and Net Worth:
Accounts payable and accrued liabilities	$24,200	$—	$24,200
Senior mortgage debt		1,436,426	1,436,426
Capital lease obligation		106,183	106,183
Total Liabilities	24,200	1,542,609	1,566,809
Net Worth (d)	—	471,077	471,077
Total Liabilities and Net Worth	$24,200	$2,013,686	$2,037,886

Notes:

(a)           To record purchase price reduction resulting from assumption of seller’s working capital.

(b)           To record consideration paid to seller, BRE/Homestead Village’s investment in Extended Stay Inc, liabilities assumed, and estimated transaction costs expected in the acquisition and financing of the transaction.

(c)           Pro forma balance sheet assuming the acquisition of BRE/Homestead Village LLC is consummated.

(d)           Net Worth, as defined in Section 1.70 of the Lease Agreement, shall mean the excess of total assets over total liabilities, total assets and total liabilities to be determined in accordance with generally accepted accounting principles in the United States of America.

Appendix II
BRE/Homestead Village LLC and Subsidiaries
Calculation-of Estimated Excess Net Worth
June 11, 2007
(dollars in thousands)

Net Worth per Pro Forma Consolidated Balance Sheet	$471,077
Net Worth Requirement	250,000
Estimated excess net worth	$221,077

Exhibit 4

HOSPITALITY PROPERTIES TRUST

June 13, 2007

Mr. Nahal A. Nellis                                              Via Mail and Fax: 212-698-3599
Associate
Dechert LLP
30 Rockefeller Plaza
New York, NY 10112-2200

Mr. Michael Schurer                                            Via Mail (fax number not on file)
Chief Financial Officer
DL-DW Holdings LLC
326 Third Street
Lakewood, NJ 08701

RE:          Lease Agreement for 18 Homestead Village Hotels

Dear Messrs. Nellis and Schurer:

Hospitality Properties Trust (“HPT”) has received your letters dated June 5, 2007.

HPT does not agree that the documentation you have provided satisfies-the requirements in the lease for a change of control of the tenant or guarantor.

As you know, there has been repeated media speculation about the highly leveraged capital structure which Lightstone may use to purchase Blackstone’s portfolio of extended stay hotels, including the leasehold from HPT.  HPT has also noted that the substantial majority of the pro forma net worth claimed in the documents you sent is composed of “Investment in EST”.  HPT has in the past accepted a pro forma financial presentation to evidence the tenant’s net worth.  However, in the present circumstances, HPT hereby reasonably requests that compliance with the minimum net worth requirement be determined based upon an audited financial statement and a certification as to the true value of the entry entitled “Investment in ESI”, by a mutually acceptable audit firm.  HPT is willing to accept any of the so called “Big Four” audit firms and will consider accepting Amper, Politziner if appropriate background information is provided.  HPT also requests a description of ESI and the nature of the reported investment in it.

With regard to your request that the letter of credit which secures the guaranty by released:  please advise me of the contractual basis upon which you believe such a release is required.  The letter of credit was required when the net worth of the guarantor dropped below the threshold amount.  HPT can find no provision in the guaranty which requires that the l/c be released  after it was once required, nor does it believe a release was intended when the guaranty was entered.

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The requests stated above represent HPT’s preliminary reaction to the letters and documentation which you sent.  HPT may have further requests or questions when you respond to these requests and after it has further studied your letters in light of those responses; I originally asked for information about the Lightstone transaction on May 24, 2007 but only received your letters on June 5, 2007.  Please understand that this letter is not intended and shall not constitute a waiver by HPT of its right to declare the lease in default if Lightstone proceeds to effect a change of control of the tenant and/or guarantor without compliance with lease terms or otherwise breaches the lease or the guaranty.

Sincerely,

/s/ John G. Murray

John G. Murray
President

cc:                                 HVI (2) LLC
BRE/Homestead Village LLC
c/o Blackstone Real Estate Acquisition #III LLC
345 Park Avenue, 32nd floor
New York, NY 10154
Attn:  Jonathan D. Gray

Simpson Thatcher & Bartlett
425 Lexington Avenue
New York, NY 10017

Attn:                    Gregory J. Ressa
Susan Mehrara

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Exhibit 5

HPT
HOSPITALITY PROPERTIES TRUST

June 14, 2007

Nahal A. Nellis                                                     Via Mail and FAX: 212-698-3599

Associate

Dechert LLP

30 Rockefeller Plaza

New York, NY 10112-2200

Mr. Michael Schurer                                            Via Mail (fax number not on file)

Chief Financial Officer

DL-DW Holdings LLC

326 Third Street

Lakewood, NJ 08701

HVI (2) LLC                                                           Via Mail and FAX: 212-583-5726

BRE/Homestead Village LLC

c/o Blackstone Real Estate Acquisition #I11 LLC

345 Park Avenue, 32nd floor

New York, NY 10154

Attn: Jonathan D. Gray

Simpson Thatcher & Bartlett                             Via Mail and FAX: 212-455-2502

425 Lexington Avenue

New York, NY 10017

Attn: Gregory J. Ressa

Susan Mebrara

Lady and Gentlemen:

It has come to my attention that Lightstone and Blackstone have closed the sale of the extended stay portfolio. See the enclosed press release.

Please advise me if the leasehold from HPT is included in this closed transaction. If we do not hear otherwise, HPT will assume the lease and guaranty have been breached.

Very truly yours,

/s/ John G. Murray

John G. Murray
President

FOR IMMEDIATE RELEASE

Media Contact:
Michael J. LaCosta
Vice President
Beckerman Public Relations
908-781-6420
michaelj@beckermanpr.com

THE LIGHTSTONE GROUP

THE LIGHTSTONE GROUP CLOSES $8 BILLION ACQUISITION OF
EXTENDED STAY HOTELS FROM THE BLACKSTONE GROUP

Lakewood, NJ (June 12, 2007) — The Lightstone Group, LLC, one of the largest private real estate owners in the country, announced today that through an affiliate it closed its previously announced acquisition of Extended Stay Hotels from affiliates of The Blackstone Group for $8 billion.

Extended Stay Hotels is the largest owner of mid-price extended-stay hotels in the United States, with 687 hotels and approximately 76,000 rooms located in 44 states and Canada. The company currently operates under five brands in the extended-stay segment: Extended Stay Deluxe, Extended Stay America, Homestead Studio Suites, StudioPlus and Crossland.

Equity investors alongside The Lightstone Group include affiliates of The Blackstone Group and Arbor Realty Trust Inc. “The Extended Stay acquisition marks the entry by Lightstone into another sector, and we are excited about the opportunity to deliver value to our partners in this venture,” said David Lichtenstein, chairman and CEO of the Lightstone Group. “Jonathan Gray and Bill Stein of Blackstone were the consummate professionals and Blackstone’s continued investment in Extended Stay substantiates the transaction value and signifies their confidence in our ability to execute our business strategies.”

The Lightstone Group’s team was directed by Michael M. Schurer, CFO; Joshua Kornberg, director of acquisitions; and Joseph E. Teichman, general counsel.

Lead mortgage and mezzanine financing was provided by Rob “Big Loan” Verrone and Peter Scola of Wachovia Bank, N.A., and Randy Rieff of Bear Stearns. Tony Fineman of Wachovia Bank, N.A., was the deal manager. Merrill Lynch Mortgage Lending, Inc. and Bank of America, N.A. also provided financing.

Citi, led by Paul Ingrassia, acted as lead financial advisor to Lightstone Group. Herrick, Feinstein LLP, led by Sheldon Chanales, and Proskauer Rose LLP, led by Peter Fass, acted as legal advisors to Lightstone. Dechert LLP acted as legal advisor on behalf of Arbor. Bear, Steams & Co. Inc., Blackstone Corporate Advisory, Banc of America Securities and Merrill Lynch & Co. acted as financial advisors to Blackstone. Simpson Thacher & Bartlett LLP acted as legal advisor to Extended Stay Hotels and Blackstone.

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About The Lightstone Group

The Lightstone Group is one of the country’s largest privately held real estate companies with interests in residential, office, retail and industrial real estate assets. The company, through its operating entities, Prime Retail, Prime Group Realty Trust, owns a diversified portfolio of over 18,000 residential units and approximately 30 million square feet of office, industrial and retail properties in 27 states, the District of Columbia and Puerto Rico. Headquartered in New York, The Lightstone Group has over 12,000 employees and maintains regional offices in Maryland, Illinois and New Jersey. For more information on The Lightstone Group, call 800-347-4078 or visit www.lightstonegroup.com.

About The Blackstone Group

The Blackstone Group is a leading global alternative asset manager and provider of financial advisory services. The Blackstone Group is one of the largest independent alternative asset managers in the world. Its alternative asset management businesses include the management of corporate private equity funds, real estate opportunity funds, funds of hedge funds, mezzanine funds, senior debt funds, proprietary hedge funds and closed-end mutual funds. The Blackstone Group also provides various financial advisory services, including mergers and acquisitions advisory, restructuring and reorganization advisory and fund placement services.

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Exhibit 6

DL-DW Holdings LLC
326 Third Street
Lakewood, New Jersey 08701

June 15, 2007

BY FAX & FEDERAL EXPRESS

HPT HSD Properties Trust
c/o Hospitality Properties Trust
400 Centre Street
Newton, Massachusetts 02458
Attn:  John G. Murray
Fax: (617) 969-5730

Re:                               Lease Agreement, dated as of February 23, 1999, by and between HPT HSD Properties Trust (“HPT”) and HVI (2) Incorporated, as amended by First Amendment, dated as of May 17, 2002, by and between Landlord and HVI (2), LLC (as amended, the “Lease”)

Dear Mr. Murray:

In response to your letter dated June 14, 2007, we are writing to confirm that all of the equity interests in BRE/Homestead Village L.L.C. (“Homestead Village”) and BHAC Capital IV, L.L.C. were purchased by DL-DW Holdings LLC (“DL-DW”) on June 11, 2007, pursuant to the agreement of purchase and sale (the “Purchase Agreement”), dated April 17, 2007 as amended, by and among BHAC IV, L.L.C., BRE/HV Holdings L.L.C. (collectively, the “Seller”) and DL-DW (the “Purchase Transaction”).  As you are aware, the leasehold to which you refer in your letter is held by a subsidiary of Homestead Village:

The Purchase Transaction was consummated in all respects in compliance with the Lease, and HPT’s consent thereto was not required under the terms of the Lease.  HPT was provided with notice more than 20 days prior to the consummation of the Purchase Transaction.  Homestead Village, as guarantor under the Lease, met the. $250,000,000 Net Worth requirement more particularly set forth in Section 16.1 of the Lease and in Section 2.6 of the Guaranty executed in connection therewith.  Documentation in support thereof was delivered to HPT on June 5, 2007.

As Homestead Village meets the $250,000,000 Net Worth requirement, we have also requested and hereby reiterate our request, on behalf of the Seller, the release of that certain Irrevocable Standby Letter of Credit, dated as of February 4, 2004, from Blackstone Hospitality Acquisitions III L.L.C. for the benefit of HPT in the amount of $15,960,000.

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Please do not hesitate to contact me regarding any questions relating to the Purchase Transaction at (732) 987-8686 or mschurer@lightstonegroup.com.  We look forward to working with you.

Very truly yours,

/s/ Michael Schurer
Michael Schurer
Chief Financial Officer,
DL-DW Holdings LLC and
The Lightstone Group, LLC

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